UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 8, 2007

Date of Report (Date of earliest event reported)

iBASIS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

20 Second Avenue, Burlington, MA 01803

(Address of Principal Executive Offices) (Zip Code)

(781) 505-7500

(Registrant’s telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On November 8, 2007, in response to new NASDAQ listing requirements that mandate that all NASDAQ-listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the board of directors of iBasis, Inc. (“iBasis”) adopted resolutions providing for an amendment to Sections 5.1, 5.2 and 5.3 of iBasis’s Second Amended and Restated By-laws to clarify that iBasis’s outstanding securities may exist in certificated or uncertificated form.

A copy of Amendment No. 1 to the Second Amended and Restated By-laws, reflecting the amendment adopted by the Board as of November 8, 2007, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

(b) Not applicable.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Document
3.1	Amendment No. 1 to the Second Amended and Restated By-Laws of iBasis, Inc.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2007

iBASIS, INC.

By: /s/ Richard Tennant
Richard Tennant
Senior Vice President of Finance and Administration & Chief Financial Officer

Exhibit Index

Exhibit No.	Document
3.1	Amendment No. 1 to the Second Amended and Restated By-Laws of iBasis, Inc.